UST Form 11-MOR (12/01/2021) 1 UNITED STATES BANKRUPTCY COURT DISTRICT OFFOR THE DELAWARE In Re. Amyris, Inc. Debtor(s) § § § § Case No. 23-11131 Lead Case No. 23-11131 Jointly Administered Amended Monthly Operating Report Chapter 11 Reporting Period Ended: 08/31/2023 Petition Date: 08/09/2023 Months Pending: 1 Industry Classification: 3 2 5 4 Reporting Method: Accrual Basis Cash Basis Debtor's Full-Time Employees (current): 446 Debtor's Full-Time Employees (as of date of order for relief): 449 Supporting Documentation (check all that are attached): (For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor) Statement of cash receipts and disbursements Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit Statement of operations (profit or loss statement) Accounts receivable aging Postpetition liabilities aging Statement of capital assets Schedule of payments to professionals Schedule of payments to insiders All bank statements and bank reconciliations for the reporting period Description of the assets sold or transferred and the terms of the sale or transfer Signature of Responsible Party Printed Name of Responsible Party Date Address /s/ James E. O'Neill 09/29/2023 James E O'Neill 919 N. Market Street, 17th Flr., Wilmington, DE 19801 STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. § 1320.4(a)(2) applies. Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 1 of 12 Exhibit 99.1

UST Form 11-MOR (12/01/2021) 2 Debtor's Name Amyris, Inc. Case No. 23-11131 Part 1: Cash Receipts and Disbursements Current Month Cumulative a. Cash balance beginning of month $7,982,093 b. Total receipts (net of transfers between accounts) $36,447,956 $36,447,956 c. Total disbursements (net of transfers between accounts) $26,235,447 $26,235,447 d. Cash balance end of month (a+b-c) $18,194,602 e. Disbursements made by third party for the benefit of the estate $0 $0 f. Total disbursements for quarterly fee calculation (c+e) $26,235,447 $26,235,447 Part 2: Asset and Liability Status Current Month (Not generally applicable to Individual Debtors. See Instructions.) a. Accounts receivable (total net of allowance) $14,175,594 b. Accounts receivable over 90 days outstanding (net of allowance) $275,251 c. Inventory ( (attach explanation))Book Market Other $16,378,762 d Total current assets $126,778,945 e. Total assets $817,754,877 f. Postpetition payables (excluding taxes) $9,736,533 g. Postpetition payables past due (excluding taxes) $285,258 h. Postpetition taxes payable $0 i. Postpetition taxes past due $0 j. Total postpetition debt (f+h) $9,736,533 k. Prepetition secured debt $167,740,402 l. Prepetition priority debt $105,440 m. Prepetition unsecured debt $729,157,923 n. Total liabilities (debt) (j+k+l+m) $906,740,298 o. Ending equity/net worth (e-n) $-88,985,421 Part 3: Assets Sold or Transferred Current Month Cumulative a. Total cash sales price for assets sold/transferred outside the ordinary course of business $0 $0 b. Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business $0 $0 c. Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b) $0 $0 Part 4: Income Statement (Statement of Operations) Current Month Cumulative (Not generally applicable to Individual Debtors. See Instructions.) a. Gross income/sales (net of returns and allowances) $3,322,275 b. Cost of goods sold (inclusive of depreciation, if applicable) $783,016 c. Gross profit (a-b) $2,539,259 d. Selling expenses $9,720,402 e. General and administrative expenses $61,964 f. Other expenses $5,714,140 g. Depreciation and/or amortization (not included in 4b) $696,595 h. Interest $5,767,895 i. Taxes (local, state, and federal) $32 j. Reorganization items $0 k. Profit (loss) $-19,297,778 $-19,297,778 Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 2 of 12

UST Form 11-MOR (12/01/2021) 3 Debtor's Name Amyris, Inc. Case No. 23-11131 Part 5: Professional Fees and Expenses Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative a. Debtor's professional fees & expenses (bankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i Nothing to report $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 3 of 12

UST Form 11-MOR (12/01/2021) 4 Debtor's Name Amyris, Inc. Case No. 23-11131 xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 4 of 12

UST Form 11-MOR (12/01/2021) 5 Debtor's Name Amyris, Inc. Case No. 23-11131 lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii xcix c ci Approved Current Month Approved Cumulative Paid Current Month Paid Cumulative b. Debtor's professional fees & expenses (nonbankruptcy) Aggregate Total $0 $0 $0 $0 Itemized Breakdown by Firm Firm Name Role i Nothing to report $0 $0 $0 $0 ii iii iv v vi vii viii ix x xi xii xiii xiv Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 5 of 12

UST Form 11-MOR (12/01/2021) 6 Debtor's Name Amyris, Inc. Case No. 23-11131 xv xvi xvii xviii xix xx xxi xxii xxiii xxiv xxv xxvi xxvii xxviii xxix xxx xxxi xxxii xxxiii xxxiv xxxv xxxvi xxxvii xxxvii xxxix xl xli xlii xliii xliv xlv xlvi xlvii xlviii xlix l li lii liii liv lv lvi Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 6 of 12

UST Form 11-MOR (12/01/2021) 7 Debtor's Name Amyris, Inc. Case No. 23-11131 lvii lviii lix lx lxi lxii lxiii lxiv lxv lxvi lxvii lxviii lxix lxx lxxi lxxii lxxiii lxxiv lxxv lxxvi lxxvii lxxvii lxxix lxxx lxxxi lxxxii lxxxii lxxxiv lxxxv lxxxvi lxxxvi lxxxvi lxxxix xc xci xcii xciii xciv xcv xcvi xcvii xcviii Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 7 of 12

UST Form 11-MOR (12/01/2021) 8 Debtor's Name Amyris, Inc. Case No. 23-11131 xcix c c. All professional fees and expenses (debtor & committees) $0 $0 $0 $0 Part 6: Postpetition Taxes Current Month Cumulative a. Postpetition income taxes accrued (local, state, and federal) $0 $0 b. Postpetition income taxes paid (local, state, and federal) $0 $0 c. Postpetition employer payroll taxes accrued $340,382 $340,382 d. Postpetition employer payroll taxes paid $340,382 $340,382 e. Postpetition property taxes paid $0 $0 f. Postpetition other taxes accrued (local, state, and federal) $0 $0 g. Postpetition other taxes paid (local, state, and federal) $0 $0 Part 7: Questionnaire - During this reporting period: a. Were any payments made on prepetition debt? (if yes, see Instructions) Yes No b. Yes NoWere any payments made outside the ordinary course of business without court approval? (if yes, see Instructions) c. Yes NoWere any payments made to or on behalf of insiders? d. Yes NoAre you current on postpetition tax return filings? e. Yes NoAre you current on postpetition estimated tax payments? f. Were all trust fund taxes remitted on a current basis? Yes No g. Yes NoWas there any postpetition borrowing, other than trade credit? (if yes, see Instructions) h. Were all payments made to or on behalf of professionals approved by the court? Yes No N/A i. Do you have: Worker's compensation insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) Casualty/property insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) General liability insurance? Yes No If yes, are your premiums current? Yes No N/A (if no, see Instructions) j. Has a plan of reorganization been filed with the court? Yes No k. Has a disclosure statement been filed with the court? Yes No l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930? Yes No Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 8 of 12

UST Form 11-MOR (12/01/2021) 9 Debtor's Name Amyris, Inc. Case No. 23-11131 Part 8: Individual Chapter 11 Debtors (Only) a. Gross income (receipts) from salary and wages $0 b. Gross income (receipts) from self-employment $0 c. Gross income from all other sources $0 d. Total income in the reporting period (a+b+c) $0 e. Payroll deductions $0 f. Self-employment related expenses $0 g. Living expenses $0 h. All other expenses $0 i. Total expenses in the reporting period (e+f+g+h) $0 j. Difference between total income and total expenses (d-i) $0 k. List the total amount of all postpetition debts that are past due $0 l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)? Yes No m. Yes No N/AIf yes, have you made all Domestic Support Obligation payments? Privacy Act Statement 28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor's progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee's or examiner's duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee's systems of records notice, UST-001, "Bankruptcy Case Files and Associated Records." See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http:// www.justice.gov/ust/eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F). I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate. /s/ Han Kieftenbeld Signature of Responsible Party Interim CEO and CFO Printed Name of Responsible Party 09/29/2023 DateTitle Han Kieftenbeld Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 9 of 12

UST Form 11-MOR (12/01/2021) 10 Debtor's Name Amyris, Inc. Case No. 23-11131 PageOnePartOne PageOnePartTwo PageTwoPartOne PageTwoPartTwo Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 10 of 12

UST Form 11-MOR (12/01/2021) 11 Debtor's Name Amyris, Inc. Case No. 23-11131 Bankruptcy51to100 NonBankruptcy1to50 NonBankruptcy51to100 Bankruptcy1to50 Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 11 of 12

UST Form 11-MOR (12/01/2021) 12 Debtor's Name Amyris, Inc. Case No. 23-11131 PageFour PageThree Case 23-11131-TMH Doc 421 Filed 10/02/23 Page 12 of 12

Page 1 of 1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE In re: AMYRIS, INC., et al., Debtors. Chapter 11 Case No. 23-11131 (TMH) (Jointly Administered) SUPPLEMENTAL GLOBAL NOTES FOR THE AMENDED AUGUST 2023 MONTHLY OPERATING REPORT The Debtors are filing this amended monthly operating report (the “Amended MOR”) to correct amounts previously reported in the original MOR filed on September 26, 2023. The previously reported amounts under Part 4: Income Statement (Statement of Operations), Part 6: Postpetition Taxes and in Attachment 3: Statement of Operations were reported on a year- to-date basis. The amounts in the Amended MOR have been corrected to reflect month-to- date activity for August 2023. Only the supporting documentation that was affected by such additional information has been attached to the Amended MOR. Please refer to the original MOR filed at Docket Nos. 370 – 380 for all other attachments, including global notes. Case 23-11131-TMH Doc 421-1 Filed 10/02/23 Page 1 of 1

In re: Amyris, Inc et al. Case Number: 23-11131 (TMH) Reporting Period: 8/1/2023 - 8/31/2023 Amyris, Inc. Amyris Fuels, LLC Aprinnova, LLC Amyris Clean Beauty, Inc. Onda Beauty Inc. Clean Beauty Collaborative, Inc. Clean Beauty 4U LLC Upland 1 LLC Clean Beauty 4U Holdings, LLC Amyris-Olika, LLC AB Technologies $ in actuals 23-11131 23-11136 23-11137 23-11134 23-11138 23-11224 23-11225 23-11139 23-11226 23-11133 23-11132 Total revenue 3,322,275 - 1,336,162 5,770,432 70,285 1,240,337 331,093 Cost of products sold 783,016 - 2,263,665 3,478,889 1,018 1,159,324 243,471 Cost of services - - - - - - - Cost of products/services sold - Other 85,495 - 376,690 464,134 2,259 53,686 63,104 Cost of products sold 868,511 - 2,640,355 3,943,023 3,277 1,213,010 306,575 - - - - Research and development 8,187,060 - - - - - - Sales, general and administrative 7,753,175 - (18,311) 13,966,052 447,836 1,083,578 322,971 Total operating expenses 15,940,235 - (18,311) 13,966,052 447,836 1,083,578 322,971 Total costs and expenses 16,808,745 - 2,622,044 17,909,075 451,114 2,296,588 629,546 Gain(Loss) From Operations (13,486,471) - (1,285,882) (12,138,643) (380,828) (1,056,251) (298,453) Other income(expense) (5,811,339) - (83,501) (116,793) - (4,459) - Gain(Loss) before inc taxes & min interest (19,297,810) - (1,369,384) (12,255,436) (380,828) (1,060,710) (298,453) Income taxes 32 - - - - - - Minority interest - - - - - - - Net Gain(Loss) (19,297,778) - (1,369,384) (12,255,436) (380,828) (1,060,710) (298,453) Attachment 3: Statement of Operations Case 23-11131-TMH Doc 421-2 Filed 10/02/23 Page 1 of 1